UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of report (Date of earliest event reported): February 24, 2022
Kyndryl Holdings, Inc. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	001-40853 (Commission File Number)	86-1185492 (I.R.S. Employer Identification No.)

One Vanderbilt Avenue, 15th Floor
New York, New York 10017
(Address of principal executive offices, and Zip Code)

212-896-2098
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	KD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 24, 2022, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board of Directors”) of Kyndryl Holdings, Inc. (the “Company”) adopted the Kyndryl Annual Incentive Plan for Executives (the “AIP”) and made certain amendments to the Kyndryl Executive Severance Plan and Executive Retirement Policy, each as described in greater detail below. In addition, the Compensation Committee made awards of cash bonus opportunities to certain executives of the Company, including Martin Schroeter, the Company’s Chairman and Chief Executive Officer, David Wyshner, the Company’s Chief Financial Officer and Treasurer, Elly Keinan, the Company’s Group President, Edward Sebold, the Company’s General Counsel and Secretary, and Maryjo Charbonnier, the Company’s Chief Human Resources Officer (collectively, the “NEOs”), in each case as described below.

Annual Incentive Plan

The AIP is a cash-based incentive award plan, the purpose of which is to promote the long-term value and success of the Company and its affiliates and subsidiaries by attracting and retaining highly qualified executives and motivating them to perform to the best of their abilities to advance the Company’s objectives and strategy.

Pursuant to the AIP, select executives of the Company, including the NEOs, are eligible to receive cash incentive awards based upon performance goals established by the Compensation Committee, in the case of the NEOs and other officers of the Company subject to Section 16 of the Securities Exchange Act of 1934, as amended (“Section 16 officers”), and defined at the corporate business unit level, in the case of other executives, for a fiscal year or transition period.

The metrics and targets applicable to awards under the AIP can include any measure of individual performance, financial or non-financial Company or business unit performance, customer or client engagement, and human capital goals, as well as any other goals or metrics determined to be reasonable or appropriate. The metrics and targets may be determined on an individual, divisional, business unit, or Company-wide basis, and may differ from participant to participant and from award to award.

The metrics and targets may be changed at any time during the performance period, to the extent permitted by applicable law. Achievement of the metrics and targets for NEOs and other Section 16 officers will be determined by the Compensation Committee, and it is expected that the Compensation Committee will exercise its discretion to determine the overall Annual Incentive Plan pool for each performance period based on its determination of performance against the applicable metrics and targets. In addition, the AIP permits adjustments to the payments as determined to be reasonable or appropriate including, without limitation, to reflect unforeseen circumstances that may occur during the performance period.

The foregoing description of the AIP does not purport to be complete and is qualified in its entirety by reference to the full text of the AIP, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

On February 24, 2022, the Compensation Committee made awards of cash bonus opportunities pursuant to the AIP to the NEOs for the transition period beginning January 1, 2022 and ending March 31, 2022.

The target cash bonus opportunity for the three-month transition period is equal to 200% of their respective base salaries for Messrs. Schroeter and Keinan and 125% of their respective base salaries for Messrs. Wyshner and Sebold and Ms. Charbonnier, in each case prorated to reflect the three-month performance period. The payout may range from 0% to 200% of the target award opportunity based on the Company’s achievement of equally-weighted financial goals (revenue and Adjusted EBITDA), subject to adjustment upwards or downwards by 10% based on the Company’s achievement of strategic goals (backlog improvement and advisory & implementation services signings) as determined in the discretion of the Compensation Committee.

Amendments to Executive Severance Plan

On February 24, 2022, the Compensation Committee made certain amendments to the Kyndryl Executive Severance Plan and Executive Retirement Policy. These amendments included, among other administrative amendments: (i) providing that (a) the 24 months of base salary payable to Mr. Schroeter, and (b) the 18 months of base salary payable to Messrs. Wyshner, Keinan and Sebold and Ms. Charbonnier, in each case in the event of a “covered termination” (as defined therein), is payable in a lump-sum, rather than as a salary continuation; and (ii) providing that in the event of a covered termination or a covered termination that occurs within the 24-month period following a change in control, Mr. Schroeter is entitled to receive continued health insurance coverage, or reimbursement of premiums for coverage, at substantially the same level as provided immediately prior to such termination, at the same cost as generally provided to similarly situated active Company employees, for a period of 18 months, rather than a period of 24 months.

The full text of the Kyndryl Executive Severance Plan and Executive Retirement Policy, as so amended, is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 8.01 Other Events

On February 24, 2022, the Board of Directors determined to hold the Company’s 2022 annual meeting of stockholders (the “2022 Annual Meeting”), which will be the Company’s first annual meeting of stockholders, on Thursday, July 28, 2022.

Deadline for Rule 14a-8 Stockholder Proposals. Consistent with the Securities and Exchange Commission’s proxy rules, the Company’s Board of Directors has set the deadline for submission of proposals to be included in the Company’s proxy materials for the 2022 Annual Meeting as March 7, 2022.

Deadline for other Stockholder Proposals. The Company’s Amended and Restated Bylaws (the “Bylaws”) govern notice requirements for stockholder proposals intended to be presented at, but not included in the proxy materials for, the 2022 Annual Meeting, including director nominations for election to the Company’s Board of Directors (other than “proxy access” director nominations, which are discussed below). To be considered timely, such stockholder’s notice must be received by the Company’s Secretary not later than April 29, 2022.

Proxy Access. To be considered timely, stockholder requests to include stockholder-nominated directors in the Company’s proxy materials for the 2022 Annual Meeting pursuant to the “proxy access” provision in the Bylaws must be received by the Company no later than April 29, 2022.

Address for Stockholder Proposals and Nominations. Stockholder proposals and nominations should be sent to the Company at One Vanderbilt Avenue, 15th Floor, New York, New York 10017, Attention: Secretary.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Number	Description of Exhibit
10.1	Kyndryl Annual Incentive Plan for Executives
10.2	Kyndryl Executive Severance Plan and Executive Retirement Policy
104	Cover Page Interactive Data File (embedded in the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2022

KYNDRYL HOLDINGS, INC.
By:	/s/ Edward Sebold
Name: Edward Sebold
Title: General Counsel and Secretary